================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

       Date of Report (Date of earliest event reported): December 7, 1998



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                  333-61939                      13-3526694
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


   One New York Plaza                                               10292
   New York, New York                                             (Zip Code)
 (Address of Principal
   Executive Offices)







       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
       -------------------------------------------------------------------



          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

         Item 2.           Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation registered issuances of up to $750,000,000 principal amount of Mortgage Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-61939) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 1998-4 (the "Trust") issued approximately $79,200,000 in aggregate principal amount of its Backed Notes Certificates (the "Notes"), on December 7, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 1998, between ABFS Mortgage Loan Trust 1998-4 (the "Trust") and The Bank of New York, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of two classes of senior Notes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes", and, collectively with the Class A-1 Notes, the "Class A Notes") and two class of Trust Certificates (the "Trust Certificates"). Only the Class A Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A Certificates are based on the Notes Principal Balance thereof and the then applicable Mortgage Backed Rate thereof. The Mortgage Rate for the Class A-1 Notes is 6.505% per annum. The Mortgage Backed Rate for the Class A-2 Notes is adjustable.

                  The Class A-1 Notes and the Class A-2 Notes have original Note Principal Balances of $64,350,000 and $14,850,000 respectively.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 4, 1998 and the Prospectus Supplement dated December 4, 1998 filed pursuant to Rule 424(b) (5) of the Act on December 7, 1998.

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated October 16, 1998, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

         1.2 Indemnification Agreement, dated as of December 4, 1998, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1998-3, Inc., and Financial Security Assurance Inc.

         4.1 Indenture, dated as of November 1, 1998, between ABFS Mortgage Loan Trust 1998-4 and the Bank of New York, as indenture trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of November 1, 1998, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1998-4, Inc.

         4.3 Sale and Servicing Agreement, dated as of November 1, 1998, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 1998-4, Chase Bank of Texas, N.A., and The Bank of New York.

         8.1 Opinion of Dewey Ballantine LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

         10.1     Financial Guaranty Insurance Policy, dated December 7, 1998.

         23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.

                                   SIGNATURES


                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PRUDENTIAL SECURITIES SECURED
                                  FINANCING CORPORATION
                                  As Depositor and on behalf of ABFS
                                  Mortgage Loan Trust 1998-4
                                  Registrant


                                By:  /s/     Evan Mitnick
                                     --------------------
                                     Name:    Evan Mitnick
                                     Title:   Vice President




         Dated:  December 18, 1998

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Description
-----------      -----------
         1.1     Underwriting  Agreement,  dated October 16, 1998, between Prudential  Securities Secured Financing
                 Corporation and Prudential Securities Incorporated.

         1.2     Indemnification Agreement, dated December 4, 1998, among Prudential Securities Secured Financing
                 Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican
                 Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1998-4, Inc.,
                 and Financial Security Assurance Inc.

         4.1     Indenture, dated as of November 1, 1998, between ABFS Mortgage Loan Trust 1998-4 and the Bank of
                 New York, as indenture trustee.

         4.2     Unaffiliated Seller's Agreement, dated as of November 1, 1998, among American Business Credit,
                 Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp.,
                 Prudential Securities Secured Financing Corporation, and ABFS 1998-4, Inc.

         4.3     Sale and Servicing Agreement, dated as of November 1, 1998, among Prudential Securities Secured
                 Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 1998-4, Chase Bank
                 of Texas, N.A., and The Bank of New York.

         8.1     Opinion of Dewey Ballantine LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

         10.1    Financial Guaranty Insurance Policy, dated December 7, 1998.

         23.1    Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security
                 Assurance Inc. and their report.
